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                                                               EXHIBIT (1O)-(61)







                 SIXTH AMENDMENT TO LETTER OF CREDIT AGREEMENT
                 ---------------------------------------------


                SIXTH AMENDMENT (the "Amendment"), dated as of February 14, 1996, among The LTV Corporation, a Delaware corporation ("LTV"), LTV Steel Company, Inc., a New Jersey corporation, Continental Emsco Company, a Delaware corporation, LTV Steel Mining Company, a Minnesota limited partnership, LTV Steel Tubular Products Company, a Delaware corporation (the "Borrowers"), the financial institutions party to the Credit Agreement referred to below (the "Lenders") and BT Commercial Corporation, acting as Agent (the "Agent") in the manner and to the extent described in Article 9 of the Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                                  WITNESSETH:
                                  -----------


                WHEREAS, LTV, the Borrowers, the Lenders and the Agent are parties to a Credit Agreement, dated as of October 12, 1994 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

                WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;


                NOW, THEREFORE, it is agreed:

                1. Section 1.1 of the Credit Agreement is hereby amended by deleting the word "two" in clauses (i) and (ix) of the definition of Surplus Cash Equivalents and inserting in lieu thereof the word "three".

                2. Section 1.1 of the Credit Agreement is hereby further amended by deleting the word "one" in clause (x) of the definition of Surplus Cash Equivalents and inserting in lieu thereof the word "seven".

                3. Section 1.1 of the Credit Agreement is hereby further amended by deleting the phrase "one (1) year" in the definition of Surplus Cash Pool and inserting in lieu thereof the phrase "one and one-half (1 1/2) years".

                4. Section 1.1 of the Credit Agreement is hereby further amended by inserting at the end of the text opposite the Investment labeled "(x)" in the table in the






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definition of Surplus Cash Pool the proviso "(not more than 10% having an average life in excess of one year)".

        5. Section 7.6(i) of the Credit Agreement is hereby amended by deleting the amount "$150,000,000" appearing therein and inserting in lieu thereof the amount "$75,000,000".

        6. Section 7.6(vi) of the Credit Agreement is hereby amended by deleting the amount "$50,000,000" appearing therein and inserting in lieu thereof the amount "$100,000,000".

        7. Section 7.6(vii) of the Credit Agreement is hereby amended by deleting the amount "$200,000,000" appearing therein and inserting in lieu thereof the amount "$275,000,000".

        8. Section 7.7(a)(ii) of the Credit Agreement is hereby amended by (i) inserting after the phrase "LTV Common Stock" and before the phrase "in an aggregate amount" the heading "(A)" and (ii) inserting immediately prior to the semicolon at the end thereof the following new phrase:

          "and (B) in an aggregate cumulative amount (exclusive of amounts purchased pursuant to clause (A) of this Section 7.7(a)(ii)) not at any time to exceed the lesser of (x) $175,000,000 or (y) 11,300,000 shares of LTV Common Stock (adjusted for stock splits, stock dividends and additional issuances which do not decrease the percentage ownership of holders of LTV Common Stock in LTV); provided that at the time of any purchase of LTV Common Stock pursuant to this clause (B), both immediately before and after giving effect thereto, the following statements shall be true to the satisfaction of the Agent (and each purchase of LTV Common Stock shall constitute a representation and warranty by LTV to each of the Lenders that on the date of such purchase of LTV Common Stock immediately before and after giving effect thereto, such statements are true):

                    (1) The representations and warranties contained in this
               Agreement and in each other Credit Document are true and correct in all material respects on and as of the date of purchase of LTV Common Stock as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date);

                    (2) No event has occurred and is continuing, or would result from such purchase of LTV Common Stock, which would constitute a Default or an Event of Default;


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                    (3) No change or development shall have occurred since the
               Closing Date which, in any such case, has had or is reasonably expected to have a Material Adverse Effect, and shall be continuing; and

                    (4) There is a total of $250,000,000 in Daily Operating Cash
               Equivalents and Surplus Cash Equivalents on the consolidated balance sheet of LTV.

        9. In order to induce the undersigned Lenders to enter into this Amendment, LTV and the Borrowers hereby represent and warrant that:

               (a) No Default or Event of Default exists as of the Sixth Amendment Effective Date and after giving effect to this Amendment;

               (b) On the Sixth Amendment Effective Date after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects; and

               (c) On and after the Sixth Amendment Effective Date, this Amendment, and the transactions permitted hereby, shall be permitted by, and shall not violate any material term of or cause a breach of, any of the Related Agreements.

        10. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

        11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with LTV, the Borrowers and the Agent.

        12. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        13. This Amendment shall become effective on the date (the "Sixth Amendment Effective Date") on which LTV, the Borrowers and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile device) the same to the Agent.

        14. From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

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                                      * * *

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                   THE LTV CORPORATION



                                   By: /s/ J.C. Skurek
                                      ----------------------------------------
                                      Title:  Vice President and Treasurer


                                   LTV STEEL COMPANY, INC.



                                   By: /s/ J.C. Skurek
                                      ----------------------------------------
                                      Title:


                                   LTV STEEL MINING CO.,

                                   By:     Youngstown Erie Corporation



                                   By: /s/ J.C. Skurek
                                      ----------------------------------------
                                      Title:

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                                   By:     Erie B Corporation



                                   By: /s/ J.C. Skurek
                                      ----------------------------------------
                                      Title:


                                   By:     Erie I Corporation



                                   By: /s/ J.C. Skurek
                                      ----------------------------------------
                                      Title:


                                   LTV STEEL TUBULAR PRODUCTS
                                   COMPANY


                                   By: /s/ J.C. Skurek
                                      ----------------------------------------
                                      Title:


                                   BT COMMERCIAL CORPORATION,
                                   individually and as Agent
                                   and Collateral Agent



                                   By: /s/ Linda McCormack
                                      ----------------------------------------
                                      Title: Vice President


                                   CHEMICAL BANK, as a Lender



                                   By: /s/ James H. Ramage
                                      ----------------------------------------
                                      Title: Vice President

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                                   THE LONG-TERM CREDIT BANK OF
                                   JAPAN, LTD., as a Lender



                                   By: /s/ ? ? ?
                                      ----------------------------------------
                                      Title:  Vice President and Deputy
                                              General Manager

                                   MELLON BANK, N.A., as a Lender



                                   By: /s/ Roger N. Stanier
                                      ----------------------------------------
                                      Title: Vice President


                                   THE SUMITOMO BANK, LTD.,
                                   CHICAGO BRANCH, as a Lender



                                   By: /s/ Hiroyuki Iwami
                                      ----------------------------------------
                                      Title: Joint General Manager


                                   PNC BANK, NATIONAL ASSOCIATION,
                                   as a Lender



                                   By:  ? ? ?
                                      ----------------------------------------
                                      Title: Vice President


                                   CREDIT LYONNAIS, CHICAGO
                                   BRANCH, as a Lender



                                   By: /s/ Mary Ann Klemm
                                      ----------------------------------------
                                      Title: Vice President and Group Head



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                                   CAISSE NATIONALE DE CREDIT
                                   AGRICOLE, as a Lender



                                   By: /s/ David Bouhl, F.V.P.
                                      ----------------------------------------
                                      Title: Head of Corporate Banking Chicago


                                   NATIONAL CITY BANK, as a Lender



                                   By: /s/ Davis R. Bonner
                                      ----------------------------------------
                                      Title: Vice President


                                   SOCIETY NATIONAL BANK, as a Lender



                                   By: /s/ Ruth C. Rob
                                      ----------------------------------------
                                   Title: Vice President

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